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                                                                EXHIBIT 10(f)


                              FIRST AMENDMENT TO
                          REVOLVING CREDIT AGREEMENT


   THIS FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT ("Amendment") is made as of April 15, 1994, among FRI-M Corp., a Delaware corporation (the "Borrower"), Family Restaurants, Inc., a Delaware corporation ("FRI"), each of the Subsidiary Guarantors, each of the banks identified on the signature pages hereof (each a "Bank" and, collectively, the "Banks"), Credit Lyonnais New York Branch, as Agent, Collateral Agent, Issuing Bank and Swing Line Bank.


                             W I T N E S S E T H

   WHEREAS, the Borrower, FRI, the Subsidiary Guarantors, the Banks, the Agent, the Collateral Agent, the Issuing Bank and the Swing Line Bank entered into the Revolving Credit Agreement, dated as of January 27, 1994 (the "Credit Agreement"); and

   WHEREAS, the signatories hereto desire to amend the Credit Agreement as set forth herein.

   NOW, THEREFORE, in consideration of the premises and of the covenants and agreements contained herein and in the Credit Agreement, the parties hereto agree that the Credit Agreement is hereby amended as set forth herein:

   1. Capitalized terms used herein which are not otherwise defined herein but are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement.

   2. The definition of "Required Banks" set forth in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

   "Required Banks" shall mean (a) as long as the Total Commitment has not been cancelled or terminated, (i) at any date that the Commitment of only one Bank equals 100% of the Total Commitment, that Bank, (ii) at any date that the Commitment of only one Bank equals at least 51% but less than 100% of the Total Commitment, that Bank and at least one other Bank and (iii) at any date that the Commitment of each Bank is less than 51% of the Total Commitment, Banks having 51% or more of the Total Commitment and (b) if the Total Commitment has been cancelled or terminated, (i) at any date that any one Bank holds Notes


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evidencing 100% of the aggregate unpaid principal amount of the Loans, that
Bank, (ii) at any date that any one Bank holds Notes evidencing at least 51% but less than 100% of the aggregate unpaid principal amount of the Loans, that Bank and at least one other Bank, (iii) at any date that no single Bank holds Notes evidencing at least 51% of the aggregate unpaid principal amount of the Loans, Banks holding Notes evidencing at least 51% of the aggregate unpaid principal amount of the Loans.


   3. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

   4. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. When counterparts of this Amendment executed by each party shall have been lodged with the Agent (or, in the case of any Bank as to which an executed counterpart shall not have been so lodged, the Agent shall have received telegraphic, telex or other written confirmation of execution of a counterpart hereof by such Bank), this Amendment shall become effective as of the date hereof and the Agent shall so inform all of the parties hereto.

   5. The Credit Agreement, as amended hereby, shall be binding upon the Borrower, FRI, the Subsidiary Guarantors, the Banks, the Agent, the Collateral Agent, the Issuing Bank and the Swing Line Bank and their respective successors and assigns, and shall inure to the benefit of the Company, FRI, the Subsidiary Guarantors, the Banks, the Agent, the Collateral Agent, the Issuing Bank and the Swing Line Bank and the respective successors and assigns of the Banks and the Agent.

   6. Except as expressly provided in this Amendment, all of the terms, covenants, conditions, restrictions and other provisions contained in the Credit Agreement shall remain in full force and effect.


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   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


                                        FRI-M CORP.


                                        By:       MARTIN M. CASEY
                                           ---------------------------
                                           Name:  Martin M. Casey
                                           Title: President



                                        FAMILY RESTAURANTS, INC.


                                        By:       ROBERT D. GONDA
                                           ---------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer



                                        FRI-FRD CORP.


                                        By:       R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                        FRI-DHD CORP.


                                        By:       R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President




                                        FRI-NA CORP.


                                        By:       R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President





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                                        FRI-J CORP.


                                        By:       R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                        FRI-MRD CORP.


                                        By:       R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                        FRI-C CORP.


                                        By:       R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                        CHI-CHI'S, INC.


                                        By:       MARTIN M. CASEY
                                           ---------------------------
                                           Name:  Martin M. Casey
                                           Title: Vice President



                                        CCMR OF CUMBERLAND, INC.


                                        By:       ROBERT D. GONDA
                                           ---------------------------
                                           Name:  Robert D. Gonda
                                           Title: Authorized Signatory



                                        CCMR OF GREENBELT, INC.


                                        By:       R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President




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                                        CCMR OF MARYLAND, INC.


                                        By:       R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President



                                        CCMR OF TIMONIUM, INC.



                                        By:       R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President



                                        CHI-CHI'S OF SOUTH CAROLINA, INC.


                                        By:       R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President




                                        CHI-CHI'S OF WEST VIRGINIA, INC.


                                        By:       R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President





                                        COCO'S RESTAURANTS, INC.


                                        By:       ROBERT D. GONDA
                                           ---------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer




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                                        FAR WEST CONCEPTS, INC.


                                        By:       ROBERT D. GONDA
                                           ---------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer



                                        THE LOBSTER HOUSE


                                        By:       ROBERT D. GONDA
                                           ---------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer




                                        jojos RESTAURANTS, INC.



                                        By:       ROBERT D. GONDA
                                           ---------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer



                                        jojos CALIFORNIA FAMILY
                                        RESTAURANTS, INC.


                                        By:       ROBERT D. GONDA
                                           ---------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer




                                        EL TORITO RESTAURANTS, INC.


                                        By:       ROBERT D. GONDA
                                           ---------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer



                                        CARROWS RESTAURANTS, INC.


                                        By:       ROBERT D. GONDA
                                           ---------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer





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                                     CARROWS CALIFORNIA FAMILY RESTAURANTS, INC.


                                     By:       ROBERT D. GONDA
                                        -----------------------------
                                        Name:  Robert D. Gonda
                                        Title: Treasurer




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                                        CREDIT LYONNAIS NEW YORK BRANCH
                                        as Agent for the Banks



                                        By:       FREDERICK HADDAD
                                           ----------------------------
                                           Name:  Frederick Haddad
                                           Title: Senior Vice President



                                        CREDIT LYONNAIS NEW YORK BRANCH
                                        as Collateral Agent for the Banks



                                        By:       FREDERICK HADDAD
                                           ----------------------------
                                           Name:  Frederick Haddad
                                           Title: Senior Vice President



                                        CREDIT LYONNAIS NEW YORK BRANCH
                                        Signing as a Bank, as the Issuing
                                        Bank and as the Swing Line Bank


                                        By:       FREDERICK HADDAD
                                           ----------------------------
                                           Name:  Frederick Haddad
                                           Title: Senior Vice President



                                        UNITED STATES NATIONAL BANK OF OREGON



                                        By:       JONATHAN A. HORTON
                                           ----------------------------
                                           Name:  Jonathan A. Horton
                                           Title: Assistant Vice President




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